UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  April 16, 2007


                             SKYNET TELEMATICS, INC.
           -----------------------------------------------------------
           (Name of small business issuer as specified in its charter)

            Nevada                 33-55254-39          87-0485315
-----------------------------     -------------    --------------------
(State or other jurisdiction       (Commission       (I.R.S. Employer
    of incorporation)              File Number)     Identification  No.)

  Administration Centre,
  Buckhurst, Westwood Lane
  Normandy, Guildford, England                      GU3 2JE
 --------------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)

                            011 44 1483 813678
                       --------------------------
                       (Issuer's telephone number)


      -----------------------------------------------------------------
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                                    REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


=============================================================================

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about April 16, 2007 the Registrant's Board of Directors dismissed Child, Van Wagoner & Bradshaw, PLLC ("CVB") as its independent auditors. On or about April 16, 2007, the Registrant's Board of Directors engaged Moore & Associates Chartered, Las Vegas, Nevada to serve as the Registrant's independent public accountants and to audit the Registrant's financial statements for the years ended December 31, 2002, 2003, 2004, 2005 and 2006 and the interim periods for 2002, 2003, 2004, 2005 and 2006. The Registrant does not have an Audit Committee.

During the Registrant's five prior fiscal years and the period from January 1, 2007 through the date of dismissal, there have been no disagreements with CVB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CVB would have caused it to make reference thereto in its reports on the Registrant's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

CVB had not issued a report on the Company's financial statements for any of the previous five fiscal years, nor the interim periods.

The Company provided CVB with a copy of the disclosures contained herein and requested CVB furnish the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether CVB agrees with the above statements, and if not, the respects in which CVB does not agree. The Company will file the letter requested from CVB by amendment to this report when provided.

b) During the two fiscal years of the Registrant ended December 31, 2005 and December 31, 2006 and the interim period through the date of this Current Report on Form 8-K, the Registrant did not consult with Moore & Associates Chartered regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Moore & Associates Chartered concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Skynet Telematics,Inc.
                                  ----------------------
                                        Registrant

Date:  April 19, 2007        By: /s/  Tomas George Wilmot
                             ----------------------------
                                      Tomas George Wilmot
                                      President